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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 3, 2001


                                 MOTOROLA, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                                     1-7221
                            (Commission File Number)


                                   36-1115800
                      (I.R.S. Employer Identification No.)


              1303 EAST ALGONQUIN ROAD, SCHAUMBURG, ILLINOIS 60196
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (847) 576-5000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


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EXPLANATORY NOTE:

Beginning in the first quarter of 2001, Motorola will be revising the pro-forma financial reporting of its results from ongoing operations, including segment results, to remove the impact of goodwill amortization. For purposes of these pro-forma results, goodwill amortization will be removed from selling, general and administrative expenses.

The sole purpose of this Form 8-K is to present the historical pro-forma results for the four quarters and full years of 1999 and 2000 to reflect this change in reporting methodology. Exhibit 99.1, which is attached hereto contains the revised historical pro-forma results.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits:

       EXHIBIT NO.      DOCUMENT

         99.1 Presentation of Revised Pro-Forma Consolidated Statements of Earnings and Segment Information, for the
                        (i) quarters ending April 1, July 1, September 30 and December 31, 2000, (ii) quarters ending April 3, July 3, October 2 and December 31, 1999, and (iii) years ending December 31, 2000 and December 31, 1999


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MOTOROLA, INC.


Dated: April 3, 2001                 By:   /s/ ANTHONY KNAPP
                                          ------------------------------------
                                          Anthony Knapp
                                          Senior Vice President
                                          and Controller



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                                  EXHIBIT INDEX

EXHIBIT NO.      DOCUMENT

99.1 Presentation of Revised Pro-Forma Consolidated Statements of Earnings and Segment Information, for the (i) quarters ending April 1, July 1, September 30 and December 31, 2000, (ii) quarters ending April 3, July 3, October 2 and December 31, 1999, and (iii) years ending December 31, 2000 and December 31, 1999